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                                                                 EXHIBIT 25

                                POWER OF ATTORNEY


     WHEREAS, ALLIED PRODUCTS CORPORATION, a Delaware corporation (herein referred to as the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 1993 and

     WHEREAS, each of the undersigned holds the office or offices in the Company hereinbelow set opposite his name, respectively;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints KENNETH B. LIGHT and DAVID B. CORWINE, and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to said Form 10-K and to any and all amendments thereto, and hereby ratifies and confirms all said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 31st day of March, 1993.

     Richard A. Drexler, Chairman of
      the Board, President and Chief          Richard A. Drexler
      Executive Officer; Director            ---------------------

     James J. Hayden, Executive Vice
      President and Chief Financial           James J. Hayden
      Officer; Director                      ---------------------

     Kenneth B. Light, Executive Vice
      President and Chief Administrative      Kenneth B. Light
      Officer; Director                      ---------------------

     Robert J. Fleck, Vice President -
      Accounting and Chief Accounting         Robert J. Fleck
      Officer                                ---------------------

     Lloyd Drexler, Director                  Lloyd Drexler
                                             ---------------------

     William D. Fischer, Director             William D. Fischer
                                             ---------------------

     Stanley J. Goldring, Director            Stanley J. Goldring
                                             ---------------------

     John E. Jones, Director                  John E. Jones
                                             ---------------------

     John W. Puth, Director                   John W. Puth
                                             ---------------------

     S. S. Sherman, Director                  S. S. Sherman
                                             ---------------------